                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 2002

                       Florida East Coast Industries, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)

           Florida                     001-08723                59-2349968
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

  One Malaga Street, St. Augustine, FL                            32084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                  904/826-2398
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Florida East Coast Industries, Inc.
                                                 (Registrant)

Date: February 13, 2002               By: /s/ Heidi J. Eddins
                                          --------------------------------------
                                          Name:  Heidi J. Eddins
                                          Title: Executive Vice President,
                                                 Secretary and General Counsel

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Item 9.  Furnished Information.
------------------------------

On February 13, 2002, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE: FLA, FLA.b) intends to speak at the Deutsche Banc Alex Brown Global Transportation Conference. The conference is being held February 13 - 15, 2001 at the Ritz Carlton, Naples, Florida. Mr. Anestis will present slides, which highlight Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components and growth potential.

The information contained in the slide presentation is reproduced below.


Slide 1:

FLORIDA EAST COAST INDUSTRIES, INC. (Corporate Logo)
FLORIDA EAST COAST INDUSTRIES


Slide 2:

FORWARD LOOKING STATEMENTS

This news release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ form those contained in these forward looking statements. Important factors that could cause such differences include but are not limited to, the Company's ability to complete systems and expand and enhance its telecommunications network within currently estimated time frames and budgets; the ability to compete effectively in a rapidly evolving capital constrained, volatile, and price competitive marketplace and to respond to customer demands and industry changes; the ability to achieve revenues from products and services in the telecommunications business that are in the early stages of development or

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operation; credit risks associated with contractual obligations from telecommunication customers; the ability to manage growth; changes in business strategy, legislative or regulatory changes; technological changes; volatility of fuel prices; and changing general economic conditions (particularly in the State of Florida) and the telecommunication markets as it relates to economically sensitive products in freight service and building rental activities; industry competition; natural events such as weather conditions, floods, earthquakes and forest fires; the ability of the company to complete its financing plans; and the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation. Further information on these risk factors is included in the Company's filings with Securities and Exchange Commission, including the Company's most recently filed Forms 10K and 10Q. The Company assumes no obligation to update the information contained in this news release, which speaks only as of the date of this press release.


Slide 3:

FECI at a Glance

Florida East Coast Railway, LLC (FECR) - Logo - 2001 Revenues $160.7mm Florida Express Carriers, Inc. (FLX) - Logo - 2001 Revenues $36.2mm Flagler Development Company (Flagler) - Logo - 2001 Revenues $83.3mm EPIK Communications Incorporated (EPIK) - Logo - 2001 Revenues $11.5mm


Slide 4:

Investment Summary

Leverage through growing Florida market and access to emerging economies in
  Latin America and Caribbean
Florida population growing 2.6 times faster than national average
Focus on realizing inherent value of current assets
Significant competitive advantages in core businesses
Strong and experienced management
Whose interests align with shareholders
New management team in place since 1999 has demonstrated significant progress


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Railway: Operating Ratio reduction from 76.9% to 74.4%
Flagler: 15.7% CAGR growth in EBITDA
Occupancy rates increased from 79% to 92%
Financial strength/low cost of funds
Positive outlook for 2002


Slide 5:

Florida's Growing Economy

Economic Projections, 1998 - 2010 BarChart (Source: The Monitor Company)


Employment Growth - Florida 1.9%; U.S. 1.3%
Earnings Growth - Florida 2.7%; U.S. 2.0%
GSP/GNP Growth - Florida 2.7%; U.S. 2.0%
Personal Income Growth - Florida 2.9%; U.S. 2.1%
Average Growth - Florida 2.6%; U.S. 1.9%


Slide 6:

Transportation
(Photos)
Florida East Coast Railway (FECR) train photo
Florida Express Carriers, Inc. (FLX) truck photo


Slide 7:

Florida East Coast Railway (FECR)
Class 4 Rail Structure
351 mainline miles
84 locomotives
4,526 cars owned/leased
Achieved operating ratio of 74.4% in 2001, second best in the industry

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Slide 8:

2001 Major Commodity Detail

December 31, 2001

Commodities - Units
Intermodal - 60.6%
Aggregate - 24.5%
Vehicles & Equip - 5.6%
Other - 9.3%

Commodities - Revenues
Intermodal - 39.4%
Aggregate - 29.9%
Vehicles & Equip - 12.4%
Other - 18.3%


Slide 9

FECR Expense and Management

Pie Chart - 2001 Total Cash Expenses - $99.5mm(**)

Wages/Benefits 48%
Materials/Supplies/Purchased Services - 23%
Fuel - 13%
Other - 13%
Casualty Insurance - 3%

(**) Cash expense equals rail expenses less depreciation and corporate overhead allocations

Bar Chart - FECR Controllable Expense Management(excluding fuel)(*)
1998 - $98.4
1999 - $96.2

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2000 - $86.8
2001 - $86.6

(*) Controllable expense equals rail expenses less fuel, depreciation and corporate overhead allocations for all years & 1999 special charges of $5.5 million.


Slide 10

FECR - Realizing Full Value of Assets

Value of transportation corridor extends beyond the railroad business EBITDA not reflected in reported FECR's "railway segment" results
Passive fiber - 2001 EBITDA $6.3mm, 1998 EBITDA $3.3mm
Rail realty rental income - 2001 EBITDA $2.9mm, 1998 EBITDA $2.3mm Real estate sales - 2001 EBITDA $1.5mm, 1998 EBITDA $0.8mm
Other - 2001 EBITDA $2.4mm, 1998 EBITDA $1.9mm
Total - 2001 EBITDA $13.1mm, 1998 EBITDA $8.3mm

Footnotes:
Passive Fiber Leases exclude one-time gains of $3.0 million in 1998 and $.4 million in 2001


Slide 11:

FECR's EBITDA and Cash Flow Growth
1998-2001 EBITDA Railroad Legal Entity CAGR=5.4%

Bar chart - three columns for each year

EBITDA Legal Entity Before Special Charges - 1998 $60.4mm; 1999 $64.8mm;
  2000 $71.0mm; 2001 $70.7mm
EBITDA from Rail Operations before special charges -
  1998 $52.1mm; 1999 $54.6mm; 2000 $58.5mm; 2001 $57.6mm
Free operating cash flow from rail operations before special charges -
  1998 $33.7mm; 1999 $33.4mm; 2000 $39.0mm; 2001 $38.1mm


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Footnotes
EBITDA  Legal Entity excludes:
Passive Fiber Leases - one-time gains of $3.0 million in 1998, $0.75 million in
  2000 and $0.4 million in 2001
TTX dividend income of $2.4M received in 2000
Income from the retirement of FECR's Collateral Trust Bonds of $1.0 million in
  2001


Slide 12:

FECR Competitive Advantages


Low cost structure = High efficiency
Direct sea level route
Favorable labor agreements
Scheduled trains
Only railroad servicing eastern corridor of Florida from Jacksonville to Miami Connects all major population centers between Jacksonville and Miami
Provides strategic commercial gateway to Latin America and the Caribbean through exclusive rail service to the ports of Palm Beach, Port Everglades and Miami Hurricane train - Service to Atlanta
Superior customer service
Relationship between FECR and FLX


Slide 13:

FECR Competitive Advantages

FECR has been consistently more efficient and, therefore, more profitable than the majority of Class I and regional railroads in the U.S.

Graphic - Bar Chart - Operating Ratio's

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FECR - 1998 - 76.9%; 1999 75.7%; 2000 73.5%; 2001 74.4%
Class 1 RR's - 84.2%; 1999 83.6%; 2000 85.2%; 2001 81.6% (Estimate)


Slide 14:

Superior Customer Service

High speed scheduled trains for demanding customers
On time service
Scheduled railroad
Safety & Accident Prevention - 52% reduction in FRA reportable injuries since
  1998
Diligent expense management
Asset utilization
Integrated menu of services


Slide 15:

(graphic)
FECR System Map

(map of Florida with large population areas noted) Including, but not limited to:
Jacksonville
Orlando
Tampa
Ft. Lauderdale
Miami


Slide 16:

Hurricane Train

Use as base to expand intermodal relationship with NS
Market intermodal traffic from Atlanta directly
Service began August 6, 2001
Growth opportunity for both partners


Slide 17:

FECR and FLX: A Powerful Combination
Map of Southeast United States with arrows pointing to Jacksonville, Fl vicinity from points in the Southeast (Charlotte, Atlanta)

Map highlights FECR right-of-way, I95, Eastern Florida Seaports, FLX terminals
  (Charlotte, Atlanta, Jacksonville, Miami)


Slide 18:

Florida Express Carriers Inc. (FLX)

Common contract motor carrier with Southeast focus
226 power units - 141 are owner operated
280 Trailers
Provides truckload service, intermodal drayage and transportation logistics Leveraging Florida East Coast Railway
Recapture/Increase interlined intermodal units


Slide 19:

FECR 2001 ACHIEVEMENTS

Second most profitable year in the railroad's history
New customers
ConAgra and Tropicana
New intermodal initiatives
Hurricane (Atlanta) train initiated

Improved business relationships with NS and CSX
A leader with remote locomotive technology


Slide 20:

2002 Growth Strategy FECR

Improve operating ratio
Amendment to RR Retirement Act
Lower fuel costs
Remote locomotives
Focus on safety
Increase intermodal revenue
Marketing initiatives
Build on current customer relationships and acquire new customers
Develop potential strategic initiatives with CSX and/or NS
Capitalize on hurricane train
Bring out the corridor value - Amtrak


Slide 21

Flagler Development Company

Photo of Flagler building and Flagler Logo


Slide 22:

Flagler Development Company

Real estate development, leasing, management and sales
Following spin-off, created internal capability to manage these assets with improved results
Concentration in four growth markets
Jacksonville
Orlando
Ft. Lauderdale

Miami
58 operating properties - at year-end 2001
Includes 4 buildings in joint venture with Duke Realty
Majority completed since 1997
- 30% office/70% industrial


Slide 23
Flagler Portfolio

(map of Florida with graphic stars next to:
Jacksonville
Orlando
Tampa
Ft. Lauderdale
Miami)

Land Portfolio
Entitlements
Building Portfolio (Square Feet)
Jacksonville - Existing - 2.302,000; Under Development - 135,000; Total -
  2,437,000
Orlando - Existing - 836,000; Under Development - 0; Total - 836,000
Miami - Existing - 3,461,000; Under Development - 522,000; Total - 3,983,000 Totals - 6,599,000; Under Development - 657,000; Total - 7,256,000
Footnote: Chart excludes 591,000 SF of property that is in predevelopment stage.


Slide 24

Flagler Properties

Photos

Gran Park at Jacksonville
Deerwood North, Jacksonville
Beacon Pointe, Ft. Lauderdale

Beacon Station, Miami


Slide 25

Flagler Competitive Advantages
High quality portfolio
Resilient business model
Diverse high quality tenant mix
Low turnover in 2002 expected to be 9.3%
Entitlement land- 940 acres/14 million sq ft.
In-depth knowledge of Florida realty market
15,000 acres of undeveloped land


Slide 26

Flagler Operating Results - 4 separate bar charts 1998 - 2001

Rental Revenues
- 1998 - $42.5mm; 1999 - $48.2mm; 2000 - $54.2mm; 2001 - $63.0mm
EBITDA from Operating Properties Rents
- 1998 - $27.1mm; 1999 - $32.4mm; 2000 - $36.3mm; 2001 - $42.0mm
Proceeds from Land Building Sales
- 1998 - $7.5mm; 1999 - $77.6mm; 2000 - $15.7mm; 2001 - $20.3mm
Overall Year-End Occupancy
- 1998 - 79%; 1999 - 85%; 2000 - 93%; 2001 - 92%


Slide 27

2001 Achievements - Flagler

Record rental and services revenues and EBITDA
Rental revenues up 16% over comparable period last year
EBITDA from operating properties up 15.7%
10 projects with 1.2 million square feet in various stages of development or pre-development
Generated $20.2 in revenue from land sales

Slide 28

Flagler 2002 Growth Strategy

"Demand Driven" development in growth markets
Focus on pre-leasing and build-to-suits
Opportunistic acquisitions & sales
Value creation
Entitlement process
Infrastructure development
Capital flexibility
Non-recourse financing
Manage CAPEX against market opportunity


Slide 29

Photo of hands holding fiber


Slide 30

EPIK Communications

Founded in May 1999
Carriers' carrier providing wholesale services, including bandwidth, IP, waves, collocation and dark fiber to competitive local exchange carriers (CLECs), Internet service providers (ISPs), long-distance companies (IXCs), and wireless and international carriers.
EPIK has a fully lit, 1,850-mile, OC-192c backbone network in the Southeast that connects 11 key metro areas, including Atlanta, Miami, Orlando, Jacksonville, and Tampa


Slide 31

EPIK Southeast Network

Map graphic show cities connected by points on a line representing their geographic location - Atlanta, Tallahassee, Jacksonville, St. Augustine, Daytona, Melbourne, West Palm Beach, Ft. Lauderdale, Miami, Ft. Myers, Tampa, Orlando

Long-Haul Lit Route Miles
1,850
Metro Route Miles
403
Long-Haul Fiber Miles
165,132
Metro Fiber Miles
14,215
Long-Haul POPs
12
Metro POPs
34
Protected Fiber Rings
19


Slide 32

Strategy in 2002 - EPIK

Network construction completed
New management team in place
Concentrate on lit Southeast network
Service contractual backlog
Revenues from contracted backlog in 2002 of $15 million
Could operate with $5-8 million net cash flow with backlog only
Seeking revenue growth
Reducing operating expenses
Capital program reduced to $5-8 million maintenance plus new customer connections


Slide 33

Financial Strength/Low Cost of Funds

At December 31, 2001, the Company's debt to total capital was 29%
The weighted-average cost of debt at year end was 6.62%

The Company's year-end debt structure comprise of:

  Non-recourse mortgage financing:

     Amount            Rate            Term
     ------            ----            ----
      $160             7.39%            10
      $ 87             6.95%             7

  Amount drawn under $300M bank revolver:

     Amount            Rate            Term
     ------            ----            ----
      $ 39             2.75%            N/A


Slide 34

Investment Summary

Leverage through growing Florida market and access to emerging economies in
  Latin America and Caribbean
Florida population growing 2.6 times faster than national average
Focus on realizing inherent value of current assets
Significant competitive advantages in core businesses
Strong and experienced management
Whose interests align with shareholders
New management team in place since 1999 has demonstrated significant progress
Railway: Operating Ratio reduction from 76.9% to 74.4%
Flagler: 15.7% CAGR growth in EBITDA
Occupancy rates increased from 79% to 92%
Financial strength/low cost of funds
Positive outlook for 2002